Credit Facility	12 Months Ended
Dec. 31, 2014
Debt Disclosure [Abstract]
Credit Facility

Note 7. Credit Facility

We have a credit facility with Silicon Valley Bank consisting of a $20.0 million revolving line of credit and a $10.0 million equipment line of credit. As of December 31, 2013, outstanding balance under the revolving line of credit was $20.0 million. In June 2014 we repaid all outstanding principal and accrued interest under the revolving line of credit and as of December 31, 2014 there was no balance outstanding. As of December 31, 2014 and 2013, outstanding balance under the equipment line of credit was $7.0 million and $3.8 million, respectively.

Prior to our IPO, borrowings on the revolving line of credit bore interest at the Prime Rate plus 2.0% per annum. Upon the consummation of the IPO, the interest rate was reduced to the Prime Rate. Borrowings on the revolving line of credit are subject to a borrowing base limit determined monthly based on our recurring revenue metrics from previous months and the ratio of certain current assets to current liabilities as of the previous month end. To the extent we borrow funds on the revolving line of credit, we are entitled to make interest-only payments until January 1, 2016, when the outstanding balance is due in full.

Borrowings on the equipment line of credit bear interest of 2.5% per annum. For each equipment advance, we were entitled to make interest-only payments until September 14, 2014, when the last draw against the equipment line of credit could be made. The outstanding balance as of September 14, 2014 is payable in 30 equal monthly installments, with the last payment due on March 14, 2017. We are also required to make a final payment fee of $0.3 million on March 14, 2017.

The credit facility is collateralized by substantially all of our assets, excluding our intellectual property. Our domestic subsidiary is a guarantor of the credit facility and we have pledged up to 65% of the equity in our international subsidiaries as collateral. The credit facility also imposes various covenants on us, including the delivery of financial and other information, the maintenance of our primary operating and securities accounts with the lender, the maintenance of minimum revenue targets and an agreed ratio of certain current assets to current liabilities, as well as limitations on dispositions, changes in business or management, certain mergers or consolidations, dividends and other corporate activities. As of December 31, 2014 and 2013, we were in compliance with all of the covenants contained in the credit facility.

Contractual future principal repayments in relation to the credit facility are as follows for the year ending December 31 (in thousands):

2015	$3,041
2016	3,118
2017	793

$6,952

In June 2012, in connection with the credit facility, we issued a non-refundable, fully earned warrant to Silicon Valley Bank to purchase 125,000 shares of common stock at $1.92 per share with an expiration date of June 2019. The fair value of the warrant on issuance is being accreted to interest expense using the effective interest rate method over the life of the credit facility. This warrant was exercised in the three months ended June 30, 2014.